                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   Form 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 31, 1998

                               Alliance Bancorp
             ----------------------------------------------------
            (Exact name of registrant as specified in its charter)

         Delaware                       0-20082                  36-3811768
----------------------------      ---------------------     -------------------
(State or other jurisdiction      (Commission File No.)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


Registrant's telephone number, including area code: (630) 323-1776
                                                    --------------


                                Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

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ITEM 5.   OTHER EVENTS.
          -------------

     On June 30, 1998, the merger of Southwest Bancshares, Inc. with and into Alliance Bancorp was completed. Alliance Bancorp was the surviving entity in the merger. The merger was accounted for under the pooling-of-interest method of accounting, and 1.1981 shares of Alliance Bancorp common stock were exchanged for each outstanding share of Southwest Bancshares common stock. A total of 3,411,500 shares of Alliance Bancorp common stock were issued for the 2,847,585 shares of Southwest Bancshares common stock outstanding.

     The following is selected consolidated financial information as of and for the month ended July 31, 1998, which period covers thirty one (31) days of combined operations of Alliance Bancorp, taking into account the merger of Southwest Bancshares, Inc. with and into Alliance Bancorp.

          Total Assets                            $ 2,079,091,000
                                                  ===============
          Total Loans                             $ 1,350,689,000
                                                  ===============
          Total Deposits                          $ 1,318,058,000
                                                  ===============
          Total Stockholders' Equity              $   181,952,000
                                                  ===============
          Number of Shares of Common
            Stock Outstanding                          11,434,437
                                                       ==========


          Interest Income                         $    11,976,000
          Interest Expense                              7,593,000
                                                  ---------------

          Net Income Interest                           4,383,000

          Non-Interest Income                           1,731,000
          Non-Interest Expense                          3,825,000
                                                  ---------------

          Income Before Income Tax                      2,289,000
          Income Tax Expense                              969,000
                                                  ---------------

          Net Income                              $     1,320,000
                                                  ===============

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                             ALLIANCE BANCORP



DATE: August 26, 1998                        By:  /s/ Richard A. Hojnicki
                                                  ---------------------------
                                                  Richard A. Hojnicki
                                                  Executive Vice President and
                                                    Chief Financial Officer

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